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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported):
                         April 22, 2002 (April 16, 2002)

                            FOX SPORTS NETWORKS, LLC
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             (Exact name of registrant as specified in its charter)

            Delaware              333-38689                  95-4577574
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(State or other jurisdiction     (Commission               (IRS Employer
      incorporation)            File Number)             Identification No.)


               10000 Santa Monica Boulevard, Los Angeles, CA 90067
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               (Address of principal executive offices) (Zip Code)


        Registrant's telephone number, including area code (310) 444-8123

                                 Not applicable
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          (Former name or former address, if changed since last report)



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Item 4: Changes in Registrant's Certifying Accountant.

On April 16, 2002, Fox Sports Networks, LLC (the "Company") dismissed Arthur Andersen LLP as its independent auditors. The reports of Arthur Andersen LLP on the Company's financial statements for the fiscal years ended June 30, 2000 and June 30, 2001 did not contain an adverse opinion, disclaimer of opinion or qualification or modification as to uncertainty, audit scope or accounting principles. During the fiscal years ended June 30, 2000 and June 30, 2001 and during the subsequent interim period, there were no disagreements with Arthur Andersen LLP on any matters of accounting principles or practices, financial statement disclosure or auditing scope or procedures. During the fiscal years ended June 30, 2000 and June 30, 2001 and during the subsequent interim period, there were no reportable events (as defined in Item 304 (a) (1) (v) of Regulation S-K).

The Company provided Arthur Andersen LLP with a copy of the disclosures it is making herein prior to the filing of this Current Report on Form 8-K with the Securities and Exchange Commission and requested that Arthur Andersen LLP furnish the Company a letter addressed to the Securities and Exchange Commission stating whether Arthur Andersen LLP agrees with the statements made by the Company herein and, if not, stating the respects in which it does not agree. Arthur Andersen LLP's letter, dated April [16], 2002 is attached as Exhibit 16.1 hereto and incorporated by reference.

Simultaneously with the dismissal of its former auditors, the Company engaged Ernst & Young LLP to act as its independent auditors as successor to Arthur Andersen LLP. During the two most recent fiscal years and subsequent interim period, the Company has not consulted with Ernst & Young LLP regarding (i) either the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company's financial statements, or (ii) any matter that was either the subject of disagreement on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedures or a reportable event (as defined in Item 304 (a) (1) (v) of Regulation S-K).

The Audit Committee of the Board of Directors of the Company's parent, Fox Entertainment Group, Inc. ("FEG") approved the dismissal of Arthur Andersen LLP and this action was ratified by FEG's Board of Directors. The Audit Committee of FEG's Board of Directors simultaneously recommended the appointment of Ernst & Young LLP as FEG's independent auditors and this action was approved by FEG's Board of Directors. Consistent with these decisions, the Members of the Company approved the dismissal of Arthur Andersen LLP and the appointment of Ernst & Young LLP as the Company's independent auditors.

Item 7: Financial Statements and Exhibits

        (a)    Not applicable.
        (b)    Not applicable.
        (c)    Exhibits.  The following exhibit is being filed herewith:
               16.1 Letter from Arthur Andersen LLP, dated April 17, 2002, to the Securities and Exchange Commission.


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                            FOX SPORTS NETWORKS, LLC



                            By: /s/ Andrew R. Hubsch
                               --------------------------------
                                Andrew R. Hubsch
                                Senior Vice President, Finance and Treasurer


Dated:  April 22, 2002



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                                INDEX TO EXHIBITS

16.1 Letter from Arthur Andersen LLP, dated April 17, 2002 to the Securities and Exchange Commission.


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